UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2018

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22,310
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

VSE CORPORATION

Item 2.02 Results of Operations and Financial Condition

On March 1, 2018, VSE Corporation issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2017. A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number

99.1    Press release dated March 1, 2018, entitled, "VSE Reports Financial Results for Fourth Quarter and Year Ended 2017."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: March 2, 2018	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary